Earnings per share	6 Months Ended
Jun. 30, 2023
Earnings per share [abstract]
Disclosure of earnings per share [text block]	Earnings per share and shares in issue
Basic earnings per ordinary share (EpS) amounts are calculated by dividing the profit (loss) for the period attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period. Against the authority granted at bp's 2022 annual general meeting, 329 million ordinary shares repurchased for cancellation were settled during the second quarter 2023 for a total cost of $2,073 million. A further 152 million ordinary shares were repurchased between the end of the reporting period and the date when the financial statements are authorised for issue for a total cost of $917 million. This amount, plus a further $224 million, has been accrued at 30 June 2023. The number of shares in issue is reduced when shares are repurchased, but is not reduced in respect of the period-end commitment to repurchase shares subsequent to the end of the period.
The calculation of EpS is performed separately for each discrete quarterly period, and for the year-to-date period. As a result, the sum of the discrete quarterly EpS amounts in any particular year-to-date period may not be equal to the EpS amount for the year-to-date period.
For the diluted EpS calculation the weighted average number of shares outstanding during the period is adjusted for the number of shares that are potentially issuable in connection with employee share-based payment plans using the treasury stock method.

	Second	Second	First	First
	quarter	quarter	half	half
$ million	2023	2022	2023	2022
Results for the period
Profit (loss) for the period attributable to bp shareholders	1,792	9,257	10,010	(11,127)
Less: preference dividend	1	1	1	1
Profit (loss) attributable to bp ordinary shareholders	1,791	9,256	10,009	(11,128)

Number of shares (thousand)(a)(b)
Basic weighted average number of shares outstanding	17,523,778	19,388,427	17,706,388	19,451,040
ADS equivalent(c)	2,920,629	3,231,404	2,951,064	3,241,840

Weighted average number of shares outstanding used to calculate diluted earnings per share	17,900,984	19,619,628	18,068,256	19,451,040
ADS equivalent(c)	2,983,497	3,269,938	3,011,376	3,241,840

Shares in issue at period-end	17,379,366	19,135,400	17,379,366	19,135,400
ADS equivalent(c)	2,896,561	3,189,233	2,896,561	3,189,233
(a)Excludes treasury shares and includes certain shares that will be issued in the future under employee share-based payment plans.
(b)If the inclusion of potentially issuable shares would decrease loss per share, the potentially issuable shares are excluded from the weighted average number of shares outstanding used to calculate diluted earnings per share. The numbers of potentially issuable shares that have been excluded from the calculation for the first half 2022 are 202,620 thousand (ADS equivalent 33,770 thousand).
(c)One ADS is equivalent to six ordinary shares.

Issued ordinary share capital as at 30 June 2023 comprised 17,446,784,783 ordinary shares (31 December 2022 18,157,211,814 ordinary shares). This includes shares held in trust to settle future employee share plan obligations and excludes 936,028,077 ordinary shares which have been bought back and are held in treasury by BP (31 December 2022 940,571,303 ordinary shares).